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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K






                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 5, 2003
                                                           -----------------

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

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    Delaware                       333-101760                 13-3416059
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    (State or other                (Commission               (IRS Employer
    jurisdiction of                File Number)            Identification No.)
    incorporation)
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        4 World Financial Center, 10/F                          10080
                 New York, NY
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   (Address of principal executive offices)                    Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000


                                 Not Applicable
         (Former name and former address, if changed since last report)
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ITEM  2. Acquisition or Disposition of Assets: General.

      On March 5, 2003, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2003-A Mortgage Pass-Through Certificates, such series representing interests in two pools of adjustable rate conventional one- to two-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 29, 2003, as supplemented by the prospectus supplement dated February 28, 2003 (together, the "Prospectus").

      The Class A Certificates consist of the Class 1-A Certificates, the Class 2A-1 Certificates, the Class 2A-2 Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-1A Certificates, the Class X-2A1 Certificates, Class X-2A2 Certificates. Class X-1B Certificates, Class X-2B Certificates and Class X-3B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3A Certificates, the Class B-3B Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

      The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class X Certificates evidence in the aggregate the Class X Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.
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ITEM  7. Financial Statements and Exhibits

         (c)   Exhibits

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Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
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4.1                                                  Trust Agreement between Merrill Lynch
                                                     Mortgage Investors, Inc. and Wells Fargo
                                                     Bank Minnesota, National Association, as
                                                     trustee, dated as of February 1, 2003, for
                                                     Merrill Lynch Mortgage Investors Trust Series
                                                     MLCC 2003-A Mortgage Pass-Through Certificates.

99.1                                                 Mortgage Loan Purchase and Sale Agreement,
                                                     dated as of February 1, 2003, between
                                                     Merrill Lynch Credit Corporation, as
                                                     Seller and Merrill Lynch Mortgage
                                                     Investors, Inc., as Purchaser.

99.2                                                 Reconstituted Servicing Agreement, dated
                                                     as of February 1, 2003, among Cendant
                                                     Mortgage Corporation and Merrill Lynch
                                                     Credit Corporation.

99.3                                                 Portfolio Servicing Agreement, dated as of
                                                     January 28, 2000, among Cendant Mortgage
                                                     Corporation and Merrill Lynch Credit
                                                     Corporation

99.4                                                 Amendment Agreement No. 1, dated as of
                                                     January 2, 2001, among Cendant Mortgage
                                                     Corporation and Merrill Lynch Credit
                                                     Corporation
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS,
                                         INC.


Date: March 20, 2003


                                         By:  /s/ Matthew Whalen
                                              ------------------
                                         Name:  Matthew Whalen
                                         Title: President
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                                INDEX TO EXHIBITS

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Exhibit No.                     Description
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
4.1                             Trust Agreement between Merrill Lynch Mortgage Investors, Inc.
                                and Wells Fargo Bank Minnesota, National Association, as
                                trustee, dated as of February 1, 2003, for Merrill Lynch Mortgage
                                Investors Trust Series MLCC 2003-A Mortgage Pass-Through Certificates.

99.1                            Mortgage Loan Purchase and Sale Agreement, dated as of February
                                1, 2003, between Merrill Lynch Credit Corporation, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2                            Reconstituted Servicing Agreement, dated as of February 1,
                                2003, among Cendant Mortgage Corporation and Merrill Lynch
                                Credit Corporation.

99.3                            Portfolio Servicing Agreement, dated as of January 28, 2000, among Cendant Mortgage Corporation and Merrill Lynch Credit
                                Corporation

99.4                            Amendment Agreement No. 1, dated as of January 2, 2001, among
                                Cendant Mortgage Corporation and Merrill Lynch Credit
                                Corporation
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